UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 April 22, 2004
                Date of Report (date of earliest event reported)

                                    CBQ, INC.
             (Exact name of Registrant as specified in its charter)

           COLORADO                     33-4707-NY             84-1047159
(State or other jurisdiction of      (Commission File       (I.R.S. Employer
incorporation or organization)            Number)         Identification Number)

                          12535 Orange Drive, Suite 613
                    (Address of principal executive offices)

                          (954) 474-0224 (Registrant's
                     telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits


(c) Exhibits

The following exhibits are filed herewith:

Exhibit
Number                                  Description
-------     --------------------------------------------------------------------

99.1        Text of press release issued by CBQ, Inc., dated April 22, 2004.

99.2        Data sheet issued by CBQ, Inc., dated April 22, 2004.


Item 12. Results of Operations and Financial Condition

On April 22, 2004, CBQ, Inc. (CBQ) issued a press release regarding CBQ's financial results for its 4th fiscal quarter ended December 31, 2003 and financial results for fiscal year 2003 and a related financial summary data sheet. A copy of CBQ's press release is attached hereto as Exhibit 99.1 and a copy of the related financial summary data sheet is attached hereto as Exhibit 99.2.


The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CBQ, INC.
Date: April 22, 2004
                                           By: /s/ Howard Ullman
                                               ------------------------------
                                               Howard Ullman, Chief Executive
                                               Officer, President and Chairman

                                  EXHIBIT INDEX

Exhibit
Number                                  Description
-------     --------------------------------------------------------------------

99.1        Text of press release issued by CBQ, Inc., dated April 22, 2004.

99.2        Data sheet issued by CBQ, Inc., dated April 22, 2004.